Exhibit 99.1 January 23, 2020

Cautionary Note Regarding Forward-Looking Statements The following information is current as of January 22, 2020 (unless otherwise noted) and should be read in connection with the press release of SLM Corporation (the “Company”) announcing its financial results for the quarter and full-year ended December 31, 2019, filed with the Securities and Exchange Commission (“SEC”) on January 22, 2020, and subsequent reports filed with the SEC. This Presentation contains “forward-looking” statements and information based on management’s current expectations as of the date of this Presentation. Statements that are not historical facts, including statements about the Company’s beliefs, opinions or expectations and statements that assume or are dependent upon future events, are forward- looking statements. This includes, but is not limited to: the Company’s expectation and ability to pay a quarterly cash dividend on its common stock in the future, subject to the determination by the Company’s Board of Directors, and based on an evaluation of the Company’s earnings, financial condition and requirements, business conditions, capital allocation determinations, and other factors, risks and uncertainties; the Company’s 2020 guidance; the Company’s three-year horizon outlook; the Company’s expectation and ability to execute loan sales and share repurchases; the Company’s projections for originations and earnings growth and balance sheet position; and any estimates related to accounting standard changes. Forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause actual results to be materially different from those reflected in such forward-looking statements. These factors include, among others, the risks and uncertainties set forth in Item 1A. “Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K for the year ended Dec. 31, 2018 (filed with the SEC on Feb. 28, 2019) and subsequent filings with the SEC; increases in financing costs; limits on liquidity; increases in costs associated with compliance with laws and regulations; failure to comply with consumer protection, banking and other laws; changes in accounting standards and the impact of related changes in significant accounting estimates, including any regarding the measurement of the Company’s allowance for loan losses and the related provision expense; any adverse outcomes in any significant litigation to which the Company or any subsidiary is a party; credit risk associated with the Company’s (or any subsidiary's) exposure to third parties, including counterparties to the Company’s (or any subsidiary's) derivative transactions; and changes in the terms of education loans and the educational credit marketplace (including changes resulting from new laws and the implementation of existing laws). The Company could also be affected by, among other things: changes in its funding costs and availability; reductions to its credit ratings; cybersecurity incidents, cyberattacks, and other failures or breaches of its operating systems or infrastructure, including those of third-party vendors; damage to its reputation; risks associated with restructuring initiatives, including failures to successfully implement cost-cutting programs and the adverse effects of such initiatives on the Company’s business; changes in the demand for educational financing or in financing preferences of lenders, educational institutions, students and their families; changes in law and regulations with respect to the student lending business and financial institutions generally; changes in banking rules and regulations, including increased capital requirements; increased competition from banks and other consumer lenders; the creditworthiness of customers; changes in the general interest rate environment, including the rate relationships among relevant money-market instruments and those of earning assets versus funding arrangements; rates of prepayments on the loans owned by the Company and its subsidiaries; changes in general economic conditions and the Company’s ability to successfully effectuate any acquisitions; and other strategic initiatives. The preparation of the Company’s consolidated financial statements also requires management to make certain estimates and assumptions, including estimates and assumptions about future events. These estimates or assumptions may prove to be incorrect. All forward-looking statements contained in this Presentation are qualified by these cautionary statements and are made only as of the date of this Presentation. The Company does not undertake any obligation to update or revise these forward-looking statements to conform such statements to actual results or changes in its expectations. The Company reports financial results on a GAAP basis and also provides certain non-GAAP “Core Earnings” performance measures. The difference between the Company’s “Core Earnings” and GAAP results for the periods presented were the unrealized, mark-to-fair value gains/losses on derivative contracts (excluding current period accruals on the derivative instruments), net of tax. These are recognized in GAAP, but not in “Core Earnings” results. The Company provides “Core Earnings” measures because this is what management uses when making management decisions regarding the Company’s performance and the allocation of corporate resources. The Company’s “Core Earnings” are not defined terms within GAAP and may not be comparable to similarly titled measures reported by other companies. For additional information, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations –’Core Earnings’” in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2019 for a further discussion and the “’Core Earnings’ to GAAP Reconciliation” table in this Presentation for a complete reconciliation between GAAP net income and “Core Earnings”. 2

Earnings • 2019 GAAP diluted earnings per common share increased 21% over 2018 • Net interest income was $1.6B, a 15% increase compared to 2018 Assets • Originated $5.6 billion in Private Education Loans in 2019 (+6% vs. 2018) • Private Education Loan Portfolio of $22.9 billion (+13% vs. 2018) • Average yield on Private Education Loans increased 22 basis points to 9.32% in 2019 Capital • Total Risk-Based Capital Ratio of 13.4% at December 31, 2019 • Common Equity Tier 1 Risk-Based Capital Ratio of 12.2% at December 31, 2019 • Paid common stock dividend of $0.03 per share in Q4 2019 • Repurchased $167 million in common stock under the share repurchase program at an average price of $9.86 in 2019 • Total capital returned to common shareholders in 2019 of $218 million 3

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Metrics 2020 Full-Year Guidance Diluted “Core Earnings15” per share $1.85 - $1.91 Provisions for credit losses $285 million - $305 million Total portfolio net charge-offs $275 million - $285 million Private Education Loan originations growth 6% Non-interest expenses $570 million - $580 million Loan sales ~$3 billion to fund up to $600 million of share repurchases 8

Originations • ~6% growth per year Loan Sales • ~$3B per year contingent on market conditions Balance Sheet • Remains at ~$32B due to loan sales Earnings Per • Significant increase in 2020 driven by loan sales and share Share repurchases, followed by mid single digit EPS growth thereafter • Continue to pay common and preferred stock dividends Capital Return • Proceeds of loan sales to opportunistically repurchase up to $1.4B in common stock over the next three years Sallie Mae Vision: As the premier brand for college and continuous education, we’re in the business of building prosperous futures by providing access, planning outcomes, and helping students and families responsibly fund their future. 9

1. Derivative Accounting: we provide “Core Earnings” because it is one of several measures management uses to evaluate management performance and allocate corporate resources. “Core Earnings” exclude periodic unrealized gains and losses caused by the mark-to-fair value valuations on derivatives that do not qualify for hedge accounting treatment under GAAP, but include current period accruals on the derivative instruments. For periods prior to July 1, 2018, “Core Earnings” also exclude the periodic unrealized gains and losses that are a result of ineffectiveness recognized related to effective hedges under GAAP, net of tax. Under GAAP, for our derivatives held to maturity, the cumulative net unrealized gain or loss over the life of the contract will equal $0. Management believes the Company’s derivatives are effective economic hedges, and, as such, they are a critical element of the Company’s interest rate risk management strategy. Our “Core Earnings” are not defined terms within GAAP and may not be comparable to similarly tilted measures reported by other companies. 2. “Core Earnings” tax rate is based on the effective tax rate at Sallie Mae Bank where the derivative instruments are held. 3. The difference between “Core Earnings” and GAAP net income is driven by mark-to-fair value unrealized gains and losses on derivative contracts recognized in GAAP, but not in “Core Earnings” results. See page 11 for a reconciliation of GAAP and “Core Earnings”. 4. We calculate and report our non-GAAP operating efficiency ratio as the ratio of (a) the total non-interest expense numerator to (b) the net revenue denominator (which consists of the sum of net interest income, before provision for credit losses, and non-interest income, excluding any gains and losses on sales of loans and securities, net and the net impact of derivative accounting as defined in the "‘Core Earnings’ to GAAP Reconciliation" table on page 11). This ratio provides useful information to investors because it is a measure used by our management team to monitor our effectiveness in managing operating expenses. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate our ratio. Accordingly, our non-GAAP operating efficiency ratio may not be comparable to similar measures used by other companies. 5. We calculate and report our Return on Assets (“ROA”) as the ratio of (a) GAAP net income numerator (annualized) to (b) the GAAP total average assets denominator. 6. We calculate and report our non-GAAP “Core Earnings” Return on Assets (“Core Earnings ROA”) as the ratio of (a) “Core Earnings” net income numerator (annualized) to (b) the GAAP total average assets denominator. 7. We calculate and report our Return on Common Equity (“ROCE”) as the ratio of (a) GAAP net income attributable to SLM Corporation common stock numerator (annualized) to (b) the net denominator, which consists of GAAP total average equity less total average preferred stock. 8. We calculate and report our non-GAAP “Core Earnings” Return on Common Equity (“Core Earnings ROCE”) as the ratio of (a) “Core Earnings” net income attributable to SLM Corporation common stock numerator (annualized) to (b) the net denominator, which consists of GAAP total average equity less total average preferred stock. 9. Originations represent loans that were funded or acquired during the period presented. 10. Represents the higher credit score of the cosigner or the borrower. 11. For Private Education Loans on this slide, “Loans in Repayment” include loans making interest only or fixed payments, as well as loans that have entered full principal and interest repayment status after any applicable grace period. 12. For Private Education Loans on this slide, loans in forbearance include loans for customers who have requested extension of grace period generally during employment transition or who have temporarily ceased making full payments due to hardship or other factors, consistent with established loan program servicing policies and procedures. 13. The period of delinquency is based on the number of days scheduled payments are contractually past due. 14. The information on this page constitutes forward-looking statements. See page 2 of this Presentation for a cautionary note regarding forward-looking statements. 15. See footnote 1 for a description of non-GAAP “Core Earnings.” GAAP net income attributable to SLM Corporation common stock is the most directly comparable GAAP financial measure. However, this GAAP measure is not accessible on a forward-looking basis because the Company is unable to estimate the net impact of derivative accounting and the associated net tax expense (benefit) for future periods. 10

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